Exhibit 99.1

401 E. Las Olas Boulevard	400 Madison Avenue
Fort Lauderdale, FL 33301	New York, NY 10017
954-670-2900	212-581-2000
Joint News Release
Patriot Risk Management Reports Strong Second Quarter Sales Growth
Fort Lauderdale, July 10, 2009 - Patriot Risk Management, Inc. (Patriot) announced today that Gross Premiums Written and Managed (1) totaled approximately $31.0 million for the quarter ending June 30, 2009, a 54% increase over the same period in 2008. Strong sales growth in the second quarter was attributable to alternative market insurance solutions written by Patriot Underwriters, Inc. on behalf of Patriot’s insurance subsidiary, Guarantee Insurance Company as well as ULLICO Casualty Company, a Patriot BPO business partner.
“Patriot’s multi-carrier workers’ compensation strategy fueled our growth in the second quarter,” said Steven M. Mariano, Patriot’s Chairman and Chief Executive Officer. “ULLICO Casualty’s broad geographic footprint allows Patriot to leverage its expertise in alternative market insurance solutions and expand its market reach. In the second quarter, we entered a number of new states, including California and Texas. Patriot’s national footprint has attracted many new clients with diverse geographic operations who are seeking creative insurance solutions.”
“The second quarter premiums reported by Patriot reaffirm our decision to enter into a stock purchase agreement with this emerging company,” said Andrew Lerner, Chief Executive Officer of Inter-Atlantic Financial, Inc. “Patriot is executing on a business model that is delivering growth in a very challenging environment.”
Patriot previously announced a stock purchase agreement with Inter-Atlantic Financial (NYSE Amex: IAN). The combined company will be led by Patriot’s management team and will continue to be publicly traded. The acquisition agreement is subject to customary closing conditions, including Inter-Atlantic Financial shareholder approval and at least 70% of Inter-Atlantic Financial’s shareholders choosing not to exercise their redemption rights. The Patriot leadership team expects to begin meeting with Inter-Atlantic Financial shareholders in early August 2009. A shareholder vote and closing is expected later in the third quarter.

“I am looking forward to meeting with current and prospective shareholders to provide details about our specialized business model and strategic vision for Patriot and reviewing our second quarter operating results,” said Steve M. Mariano.
(1)	Gross Premiums Written and Managed, a non-GAAP measure, refer to gross alternative market and traditional premiums written by Guarantee Insurance Company, together with gross premiums written by other insurance companies for which Patriot provides general agency and underwriting services, claim services, and, in certain cases, assumes a portion of the risk. For large deductible policies, Gross Premiums Written and Managed are presented gross of deductible credit as if these policies do not have a per-occurrence deductible.
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About Patriot Risk Management, Inc.
Patriot Risk Management, Inc. (Patriot) produces, underwrites and administers alternative market and traditional workers’ compensation insurance plans and provides claims services for insurance companies, segregated cell captives and reinsurers. Through its subsidiaries, PRS Group, Inc. and Patriot Underwriters, Inc., Patriot provides workers’ compensation insurance services, including marketing, underwriting, policy and claims administration, captive management and nurse case management and cost containment services. Through its subsidiary, Guarantee Insurance Company, Patriot provides alternative market risk transfer solutions and traditional workers’ compensation insurance plans for employers. For further information, please visit www.prmigroup.com.
About Inter-Atlantic Financial, Inc.
Inter-Atlantic Financial (NYSE Amex: IAN) is a special purpose acquisition company formed for the purpose of acquiring, through a merger, a capital stock exchange, asset acquisition, stock purchase or other similar business combination, an operating business in the financial services industry. The management of Inter-Atlantic has invested in 19 growth-oriented financial services companies since 2001. As a special purpose acquisition company, Inter-Atlantic is scheduled to dissolve and liquidate if it does not complete a business combination transaction by October 9, 2009. For further information on Inter-Atlantic Financial, please go to http://www.interatlanticfinancial.com/.
About ULLICO Casualty Company
ULLICO Casualty Company, a wholly owned subsidiary of ULLICO Inc., is an insurance company that provides property and casualty products, including workers’ compensation, fiduciary and union liability, surety and other commercial lines. ULLICO Inc., with $5.3 billion in total assets under management, is an insurance and financial services holding company. Since 1927, the ULLICO Family of Companies has offered quality insurance and investment products and solutions to serve its single most important client, the American labor movement. For additional information, visit www.ullico.com.

SEC Legends
Inter-Atlantic Financial, Inc. (IAN) is filing with the Securities and Exchange Commission (“SEC”) all applicable documents including a preliminary proxy statement, and will mail a definitive proxy statement and other relevant documents to IAN stockholders. A copy of these filings will be available when filed on the SEC website (http://www.sec.gov), and may also be found on the Inter-Atlantic Financial website at http://www.interatlanticfinancial.com/.
IAN and Patriot and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of IAN’s stockholders to be held to approve the proposed business combination. IAN stockholders and other interested persons are urged to read IAN’s preliminary proxy statement and definitive proxy statement, when available, in connection with IAN’s solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read IAN’s final prospectus, dated October 2, 2007, its annual report on Form 10-K for the fiscal year ended December 31, 2008 and other reports as filed with the SEC for a description of the security holdings of IAN’s officers and directors and their respective interests in the successful consummation of this business combination. The preliminary proxy statement and definitive proxy statement of IAN will contain information with respect to the officers and directors of Patriot. The definitive proxy statement of IAN will be mailed to stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to IAN at: 400 Madison Avenue, New York, NY 10017. The preliminary proxy statement and definitive proxy statement, once available, and the final prospectus and other filings of IAN can also be obtained, without charge, at the SEC website (http://www.sec.gov).
This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which the offer, solicitation or sale of securities would be unlawful and may not be offered or sold within the United States in the absence of registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws. Any offers, solicitations of offers to buy, or any sales of securities will only be made in accordance with the registration requirements of the Securities Act or an exemption therefrom. This announcement is being issued pursuant to and in accordance with Rule 135c under the Securities Act.
Forward-Looking Statements
Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined by the United States Private Securities Litigation Reform Act of 1995. This press release may contain certain forward-looking statements including statements with regard to the future performance of IAN and Patriot. Words such as “believes,” “expects,” “projects,” “will” and “future” or similar expressions are intended to identify forward-looking statements. Any such forward-looking statements contained herein are based on current expectations, but these forward-looking statements inherently involve certain risks and uncertainties that may cause actual results to differ materially from expectations such as material adverse events affecting IAN and Patriot, the ability of IAN to complete a business combination and those other risks and uncertainties that are detailed in the IAN’s Prospectus and other filings with the SEC. IAN undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:
Dean Watters	Brett Baris
Patriot Risk Management, Inc.	Inter-Atlantic Financial, Inc.
954-670-2920	212-581-2188
dwatters@prmigroup.com	brett@interatlanticfinancial.com